EXHIBIT 10.1

MINE ASSET PURCHASE AGREEMENT, TABUK GOLD PROPERTY

THIS DEED made the 15th day of August 2007.

BETWEEN: **EAGLECREST RESOURCES INC.** a Nevada limited company (hereinafter together with its successors and assigns referred to as the **"the Assignee"** of the first part)

A N D: **ABACUS VENTURES LTD.** a limited company having its registered office at Manila in the Republic of Philippines (which together with its successors and assigns is hereinafter referred to as **"the Assignor"**) of the third part

WHEREAS:

A. **THE** Assignor has agreed to assign to the Assignee all its right title and interest in the Tabuk Gold Claim, located in Tabuk, in the Republic of Philippines (hereinafter referred to as "Claim") upon the terms and conditions contained in this Assignment Agreement.

NOW THEREFORE THIS DEED WITNESSETH AS FOLLOWS:-

1. **THE** Assignor **HEREBY ASSIGNS** all its right title and interest in the Claim to the Assignee which hereby agrees to take the assignment of the same from the 15th day of August, 2007.

2. **THE** Assignee hereby also agrees with the Assignor as follows:-

(i) that the sum of **$5,000.00** (Five Thousand) in United States lawful currency be given to the Assignor by the Assignee as consideration for the Assignment of the Tabuk Gold Claim.

3. **THE** parties covenant with each other to do all such acts matters and things and take all necessary steps as may be necessary and/or requisite for the purpose of carrying into effect the matters set out herein.

4. **IN** the event that any provision of this Deed or its application to any person or circumstances is or is found to be invalid or unenforceable the invalidity of unenforceability of such provisions shall not affect the validity or enforceability of the other provisions of this Deed or the application of such other provisions to any person or circumstances which other provisions shall remain in full force and effect.

5. **THIS** Deed shall not be changed or modified in any way subsequent to its execution except in writing signed by the parties.

6. **THIS** Deed forms the whole of the agreement between the parties respecting the subject matter hereto and no representation, warranty or statement not included or specifically provided for herein shall form part of the Deed between the parties.

7 **THIS** Deed shall be governed and construed exclusively by the Laws of the Republic of Philippines where the said properties are situated and the parties hereto agree that only the Courts of the Law in Philippines shall have jurisdiction to entertain any action in respect of this Deed and on matters flowing from this Deed.

8. **THE** costs of this Deed shall be paid by the Assignee.

IN WITNESS WHEREOF the parties of these presents have hereunto set their hands the day and year first hereinbefore written:

EAGLECREST RESOURCES INC.
as per its authorized signatories:

RODELIO RANESES
PRESIDENT

WITNESS **WITNESS**

ABACUS VENTURES LTD.
as per its authorized signatories:

FERNANDO RAMOS
PRESIDENT

WITNESS **WITNESS**